UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934

                           Date of Report: May 5, 2004
                       (Date Of Earliest Event Reported):

                              U.S. GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

    Colorado                         000-09137                     84-0796160
-----------------                  ---------------            ------------------
(State or other                      (Commission                (IRS Employer
 Jurisdiction of                     File Number)              Identification #)
 Incorporation)

             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)

                                 (303) 238-1438
                                 ---------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure
-------------------------------------------------

On May 5, 2004, U.S. Gold Corporation (the "Company") issued a news release which reported a press release by BacTech Mining Corporation issued May 4, 2004 concerning a third party feasibility study on the Tonkin Springs Gold Mine Project, of which the Company owns a 45% interest and BacTech owns a 55% interest and is project manager. The full text of the news release is being filed as an exhibit to this Report.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c)  Exhibits:

     99.1  News Release dated May 5, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       U.S. GOLD CORPORATION

                       By: /s/ William F. Pass
                           -------------------
                           William F. Pass
                           Vice President, Chief Financial Officer and Secretary

Dated: May 5, 2004